Rule 497(d)


                                    FT 561

                 Nasdaq -100(R)Securities Portfolio, Series 3

            Supplement to the Prospectus dated September 25, 2001

      Notwithstanding anything to the contrary in the Prospectus, all shares of WorldCom, Inc. (Ticker: WCOME) have been removed from the portfolio of the above referenced Series for certain of the reasons enumerated in the section entitled "Removing Securities from the Trust" in the Prospectus.

July 3, 2002